Financial Instruments	9 Months Ended
Sep. 30, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	FINANCIAL INSTRUMENTS
Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying values and estimated fair values of our financial instruments at September 30, 2021 and December 31, 2020 are as follows:

		September 30, 2021		December 31, 2020
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents	Level 1	123,690	123,690	127,691	127,691
Restricted cash and short-term deposits	Level 1	144,480	144,480	163,181	163,181
Investment in listed equity securities (1)	Level 2	501,233	501,233	—	—
Current portion of long-term debt and short-term debt (2)(3)	Level 2	(821,181)	(821,181)	(984,510)	(984,510)
Current portion of convertible bonds (3)	Level 2	(310,906)	(315,380)	—	—
Long-term portion of convertible bonds (3)	Level 2	(85,168)	(85,594)	(383,740)	(366,581)
Long-term debt (3)	Level 2	(1,089,282)	(1,089,282)	(1,011,281)	(1,011,281)

Derivatives:
Oil and gas derivative instruments (4)(5)	Level 2	174,114	174,114	540	540
Interest rate swaps liability (4)(6)	Level 2	(25,758)	(25,758)	(44,315)	(44,315)
Foreign exchange swaps liability (4)	Level 2	—	—	(1,310)	(1,310)

(1) “Investment in listed equity securities” refers to our 18.6 million NFE Shares (note 9). The fair value was calculated using the NFE closing share price as at September 30, 2021 discounted at 3.00% using an option pricing valuation model to quantify the discount for the lack of marketability during the holding period, resulting in a valuation of $501.2 million.
(2) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.
(3) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above are gross of the deferred finance charges amounting to $24.8 million and $28.7 million at September 30, 2021 and December 31, 2020, respectively.
(3) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. See note 16.
(4) Derivative liabilities are captured within other current liabilities and derivative assets are generally captured within other current assets and non-current assets on the balance sheet.
(5) The fair value of the oil and gas derivative instruments was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA and the estimated discounted cash flows of the additional payments due to us in 2022 as a result of gas prices moving with respect to the contractual pricing terms per the LTA Amendment and the Euro/USD exchange rates based on the forex forward curve. Significant inputs used in the valuation of the oil and gas derivative instruments include management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets.
(6) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.

As of September 30, 2021, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	505,000	2024 to 2029	1.69% - 2.37%

Some of our interest rate swaps have a credit arrangement that requires us to provide cash collateral when the market value of the instrument falls below a specified threshold. As at September 30, 2021, cash collateral amounting to $2.8 million has been provided (note 11).

The credit exposure of our interest rate and equity swap agreements are represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. As of September 30, 2021 and December 31, 2020, the amounts presented in our consolidated balance sheets are not able to be offset.